FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

     FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment"), dated as of December 7, 2001, among USOL HOLDINGS, INC., a corporation organized and existing under the laws of the State of Oregon ("Holdings"), USOL, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the financial institutions from time to time party to the Credit Agreement referred to below (each, a "Bank" and collectively, the "Banks"), BNP PARIBAS (f/k/a PARIBAS), as Administrative Agent (in such capacity, the "Administrative Agent"), BNP PARIBAS (f/k/a PARIBAS), as Syndication Agent (in such capacity, the "Syndication Agent") and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent (in such capacity, the "Documentation Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, Holdings, the Banks, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to a Credit Agreement, dated as of December 30, 1999 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

     WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement and waive a certain Event of Default that occurred and is existing pursuant to the Credit Agreement, all as herein provided;

     NOW, THEREFORE, it is agreed:

I. Amendments and Waiver to Credit Agreement.

     1. Section 2.03 of the Credit Agreement is hereby amended by (i) deleting the text "(a)" appearing at the beginning of said Section and (ii) deleting clause (b) appearing in said Section in its entirety.

     2. Section 3.02(B)(c) of the Credit Agreement is hereby amended by (i) inserting the text "(1)" immediately prior to the text "Proceeds from the exercise of warrants" appearing in said Section and (ii) inserting the text "and
(2) 100% of the Grande Net Sale Proceeds received by Holdings or any Subsidiary thereof from time to time pursuant to the Grande Communications Asset Sale shall be used to repay outstanding Loans but there shall not be any reduction to the Total Commitment as a result of such repayment" immediately prior to the period set forth in said Section.

     3. Section 6.08(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 6.08(a) in lieu thereof:

     "(a) All proceeds of the Loans  incurred by the Borrower  shall be used for
     (i) Capital Expenditures and general corporate and working capital purposes solely in connection with the maintenance, development, expansion and operation of Cable Passings, Internet Passings and Telephone Passings in the greater metropolitan areas of Dallas/Forth Worth, Texas, Houston, Texas, Denver, Colorado, Washington, DC and Portland, Oregon, (ii) on or prior to the date of consummation of each Closing (as defined under the Grande Communications Asset Sale Agreement) pursuant to the Grande Communications Asset Sale and the sale of the affected assets thereunder, general corporate and working capital purposes solely in connection with the maintenance and operation of those Cable Passings, Internet Passings and Telephone Passings in the greater metropolitan areas of San Antonio, Texas and Austin, Texas (it being understood and agreed by the parties hereto that at no time shall the Borrower be permitted to use the Loans in connection with the expansion, development or establishment of any new Cable Passings, Internet Passings and/or Telephone Passings in the greater metropolitan areas of San Antonio, Texas and Austin, Texas), (iii) general corporate and working capital purposes solely in connection with the performance of its obligations pursuant to the Grande Communications Services Agreement and (iv) general corporate and working capital purposes solely in connection with the maintenance and operation of the Borrower's and Holdings' corporate headquarters in Austin, Texas.".

     4. Section 7.01(f) of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing immediately prior to the text "8.08" set forth in said Section and inserting a comma in lieu thereof and (ii) inserting the text "and 8.20 through 8.23" immediately following the text "through 8.13" appearing in said Section.

     5. Section 7 of the Credit Agreement is hereby further amended by inserting the following new Section 7.21 immediately following Section 7.20 appearing in said Section:

     "7.21 Updated Schedules and Annexes to Credit Documents. The Borrower shall promptly provide to the Administrative Agent, and in any event within 30 days following the Fourth Amendment Effective Date, updated true and correct Schedules to the Credit Agreement and updated true and correct
     Annexes to each of the Pledge Agreements and the Security Agreement (collectively, the "Updated Schedules and Annexes"), which Updated Schedules and Annexes shall be prepared as if such Updated Schedules and Annexes were prepared as of the Fourth Amendment Effective Date and shall be in form, scope and substance satisfactory to the Administrative Agent. Upon delivery of the Updated Schedules and Annexes, the Borrower, Holdings and each of their respective Subsidiaries shall take any and all actions requested by Administrative Agent pursuant to Section 7.17 in connection with any new Collateral described in such Updated Schedules and Annexes.".

     6. Section 8.02 of the Credit Agreement is hereby amended by inserting the text "and Sections 8.20 through 8.23" immediately following the text "Sections
8.08 through 8.13" appearing in clauses (iv) and (v) of the proviso set forth in said Section.

     7. Section 8.02 of the Credit Agreement is hereby further amended by (i) deleting the text "and" appearing at the end of clause (ix) of said Section,
(ii) deleting the period appearing at the end of clause (x) of said Section and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (xi) immediately following clause (x) appearing in said Section:

     "(xi) the Borrower may consummate the sale of certain assets related to the provision of cable television, digital cable, local dial tone, long distance, dial-up internet access and/or high speed internet access services located on and serving those multi-family development units in the Austin/San Antonio corridor and listed on Annex A hereto to Grande Communications, Inc. (the "Grande Communications Asset Sale"); provided, that (a) immediately prior to, and immediately following, the consummation of the Grande Communications Asset Sale (including, without limitation, as of the date of the consummation of each Closing (as defined in the Grande Communications Asset Sale Documents) in connection thereto), there shall not have occurred and be continuing any Default or Event of Default, (b) the Grande Communications Asset Sale shall have been consummated in accordance with the Grande Communications Asset Sale Documents and applicable law and the Borrower shall have obtained any and all necessary consents, approvals and/or licenses required by any governmental authority or third party in connection with the Grande Communications Asset Sale, (c) immediately prior to the consummation of each Closing (as defined in the Grande Communications Asset Sale Agreement), or immediately following the consummation of each such Closing (as defined in the Grande Communications Asset Sale Agreement), no event shall have occurred that could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities (contingent or otherwise), operations, properties, condition (financial or otherwise), solvency or prospects of the Borrower, Holdings and/or any of their respective Subsidiaries, (d) in connection with the Grande Communications Asset Sale, the Borrower shall have received (A) on the Initial Closing Date (as defined in the Grande Communications Asset Sale Agreement), cash proceeds of at least $4,200,000, (B) as of the date of the first Interim Closing (as defined in the Grande Communications Asset Sale Agreement), aggregate cash proceeds of at least $7,600,000, (C) as of the date of the second Interim Closing (as defined in the Grande Communications Asset Sale Agreement), aggregate cash proceeds of at least $10,900,000 and (D) as of the Final Closing Date (as defined in the Grande Communications Asset Sale Agreement), aggregate cash proceeds of at least $13,377,626 (subject to any adjustments required to be made on such date in accordance with the Grande Communications Asset Sale Agreement solely in connection with any assets contemplated to be sold pursuant to the Grande Communications Asset Sale Agreement on such date but which assets cannot be sold as a result of the failure of the Borrower to obtain certain required consents), (e) the Grande Communications Asset Sale shall have been consummated in full (and all Closings (as defined in the Grande Communications Asset Sale Agreement) pursuant to the Grande Communications Asset Sale Agreement shall have occurred) on or prior to September 30, 2002 and (f) 100% of the Grande Net Sale Proceeds received by the Borrower, Holdings or any of their respective Subsidiaries in connection with the Grande

     Communications Asset Sale shall have been applied, on the date of receipt thereof, to repay outstanding Loans in accordance with Section 3.02(A)(f) of the Credit Agreement.".


     8. Section 8.08(a)(I) of the Credit Agreement is hereby amended by (i) inserting the text "(1)" immediately following the text "Capital Expenditures related to Internet Passings during such quarter on all Internet Passings shall not exceed" appearing in such clause (a)(I) and (ii) deleting the text "and shall not exceed $250,000 for fiscal quarters ending thereafter" appearing at the end of such clause (a)(I) and inserting the text ", (2) $2,000,000, in the aggregate, for the fiscal year of Holdings ended December 31, 2002 and (3) $1,000,000, in the aggregate, for each fiscal year of Holdings thereafter" in lieu thereof.

     9. Section 8.09 of the Credit  Agreement is hereby amended by deleting said
Section in its entirety and inserting the following new Section 8.09 in lieu thereof:

     "8.09 Fixed Charge Coverage Ratio. Holdings will not permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters ending on the last day of a fiscal quarter of Holdings set forth below, in each case taken as one accounting period, to be less than the ratio set forth opposite such date:

                           Fiscal Quarter Ended                        Ratio
                           --------------------                        -----

                    September 30, 2004 and thereafter                1.10:1.00".

     10. Section 8.10 of the Credit Agreement is hereby amended by deleting said
Section in its entirety and inserting the following new Section 8.10 in lieu thereof:

     "8.10 Interest Coverage. Holdings will not permit the ratio of its Consolidated EBITDA to its Net Consolidated Interest Expense for any period of four consecutive fiscal quarters ending on the last day of a fiscal quarter of Holdings set forth below, in each case taken as one accounting period, to be less than the ratio set forth opposite such date:

                            Fiscal Quarter Ended                       Ratio
                            --------------------                       -----
                    September 30, 2003                               1.25:1.00
                    December 31, 2003                                1.75:1.00
                    March 31, 2004                                   2.00.1.00
                    June 30, 2004                                    2.25:1.00
                    September 30, 2004                               2.50:1.00
                    December 31, 2004                                2.75:1.00
                    March 31, 2005                                   2.75:1.00
                    June 30, 2005                                    2.75:1.00
                    September 30, 2005                               2.75:1.00
                    December 31, 2005 and thereafter                 3.50:1.00".

     11. Section 8.11 of the Credit Agreement is hereby amended by deleting said
Section in its entirety and inserting the following new Section 8.11 in lieu thereof:

     "8.11 Leverage Ratio. Holdings will not permit the ratio of Consolidated Indebtedness as at the end of any fiscal quarter ended on the date set forth below to Annualized Consolidated EBITDA for such fiscal quarter, in each case taken as one accounting period, ending on the date set forth below to be greater than the ratio set forth opposite such date:

                             Fiscal Quarter Ended                       Ratio
                             --------------------                       -----
                  March 31, 2003                                    12.00:1.00
                  June 30, 2003                                      8.00:1.00
                  September 30, 2003                                 6.25:1.00
                  December 31, 2003                                  5.50:1.00
                  March 31, 2004                                     4.75:1.00
                  June 30, 2004 and thereafter                       4.00:1.00".

     12. Section 8.20 of the Credit Agreement is hereby amended by deleting said
Section in its entirety and inserting the following new Section 8.20 in lieu thereof:

     "8.20 Minimum Cable Passings. Holdings will not permit, and will cause each of its Subsidiaries (other than Residentclub) not to permit, the number of Cable Passings at the end of any period ended on or after a date set forth below to be less than the number of Cable Passings set forth opposite such date:

                        Fiscal Quarter Ended                     Amount
                        --------------------                     ------
                        December 31, 2001                        36,000
                        March 31, 2002                           36,000
                        June 30, 2002                            36,000
                        September 30, 2002                       36,500
                        December 31, 2002                        38,500
                        March 31, 2003                           39,000
                        June 30, 2003                            39,000
                        September 30, 2003                       39,000
                        December 31, 2003                        39,000".

     13. Section 8.21 of the Credit Agreement is hereby amended by deleting said
Section in its entirety and inserting the following new Section 8.21 in lieu thereof:


     "8.21 Minimum Revenues. Holdings will not permit, and will cause each of its Subsidiaries (other than Residentclub) not to permit, its Consolidated Revenues for any fiscal quarter ended on a date set forth below to be less than the number set forth below opposite such date:

                        Fiscal Quarter Ended                      Amount
                        --------------------                      ------
                        December 31, 2001                       $4,100,000
                        March 31, 2002                          $4,100,000
                        June 30, 2002                           $4,100,000
                        September 30, 2002                      $4,350,000
                        December  31, 2002                      $4,700,000
                        March 31, 2003                          $5,100,000
                        June 30, 2003                           $5,200,000
                        September 30, 2003                      $5,500,000
                        December 31, 2003                       $5,600,000
                        March 31, 2004                          $5,700,000
                        June 30, 2004                           $5,800,000
                        September 30, 2004                      $6,150,000
                        December 31, 2004                       $6,300,000".

     14. Section 8.22 of the Credit Agreement is hereby amended by deleting said
Section in its entirety and inserting the following new Section 8.22 in lieu thereof:


     "8.22 Minimum Consolidated EBITDA. Holdings will not permit, and will cause each of its Subsidiaries (other than Residentclub) not to permit, its Consolidated EBITDA for any fiscal quarter ended on a date set forth below to be less than the number set forth below opposite such date:

                        Fiscal Quarter Ended                      Amount
                        --------------------                      ------
                        December 31, 2001                       $(600,000)
                        March 31, 2002                          $(600,000)
                        June 30, 2002                           $(450,000)
                        September 30, 2002                      $(300,000)
                        December  31, 2002                      $(100,000)
                        March 31, 2003                           $350,000
                        June 30, 2003                            $425,000
                        September 30, 2003                       $625,000
                        December  31, 2003                       $700,000
                        March 31, 2004                           $725,000
                        June 30, 2004                            $800,000
                        September 30, 2004                     $1,050,000
                        December  31, 2004                     $1,100,000".

     15. Section 8 of the Credit Agreement is hereby amended by inserting the following new Section 8.23 at the end of said Section:


     "8.23 Adjusted Fixed Charge Coverage Ratio. Holdings will not permit the Adjusted Fixed Charge Coverage Ratio for any fiscal quarter of Holdings ended on a date set forth below to be less than the ratio set forth below opposite such date:

                        Fiscal Quarter Ended                      Ratio
                        --------------------                      -----
                        September 30, 2003                      1.00:1.00
                        December  31, 2003                      1.00:1.00
                        March 31, 2004                          1.00:1.00
                        June 30, 2004                           1.00:1.00
                        September 30, 2004                      1.10:1.00
                        December  31, 2004                      1.10:1.00".

     16. Section 9 of the Credit Agreement is hereby amended by (i) inserting the text "or" immediately at the end of Section 9.10 appearing in said Section and (ii) inserting the following new Section 9.11 immediately following Section
9.10 appearing in said Section"


     "9.11 Grande Communications Asset Sale Documents. At any time after the execution and delivery thereof, any of the Grande Communications Asset Sale Documents shall cease to be in full force and effect (other than pursuant to the explicit terms thereof) as to any party thereto (including, without limitation, the Borrower) or shall have been terminated for any reason by any of the parties thereto (including, without limitation, the Borrower), or any Person acting by or on behalf of any such party shall deny or disaffirm any of its respective obligations under such Grande Communications Asset Sale Documents, or any party (including, without limitation, the Borrower) to any of the Grande Communications Asset Sale Documents shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the respective Grande Communications Assets Sale Document and such default shall not be otherwise cured within all applicable notice and cure periods provided in the relevant Grande Communications Asset Sale Document;".


     17. The definition of "Conversion Date" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text "December 31, 2001" appearing in said definition and inserting the text "December 31, 2002" in lieu thereof.

     18. The definition of "Maturity Date" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text "December 31, 2006" appearing in said definition and inserting the text "December 31, 2007" in lieu thereof.

     19. Section 10 of the Credit Agreement is hereby amended by inserting the following new definitions in alphabetical order:

     "Adjusted Fixed Charge Coverage Ratio" for any period shall mean the ratio of (x) Annualized Consolidated EBITDA less the amount of Annualized Maintenance Capital Expenditures for such period to (y) Fixed Charges for the period of the four fiscal quarters ending on the last day of such period, in each case taken as one accounting period.

     "Annualized Maintenance Capital Expenditures" for any period shall mean Maintenance Capital Expenditures for such period times a fraction the numerator of which is four and the denominator of which is the number of fiscal quarters of Holdings and its Subsidiaries in such period.

     "Fourth Amendment" shall mean that certain Fourth Amendment and Waiver to Credit Agreement, dated as of December 7, 2001, among the Borrower, Holdings, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks party thereto.

     "Fourth Amendment Effective Date" shall have the meaning provided in the Fourth Amendment.

     "Grande  Communications  Asset  Sale"  shall have the  meaning  provided in
     Section 8.02(xi).

     "Grande Communications Asset Sale Agreement" shall mean that certain Purchase Agreement, dated August 31, 2001 (including any non-material administrative amendments made from time to time thereto), by and among Grande Communications, Inc., a corporation organized and existing under the laws of the State of Delaware, the Borrower and U.S.-Austin; provided, that the Borrower shall not make any material amendments, modifications or supplements to the Grande Communications Asset Sale Agreement without the prior written consent of the Required Banks.

     "Grande   Communications  Asset  Sale  Documents"  shall  mean  the  Grande
     Communications Asset Sale Agreement, the Grande Communications Services Agreement, the Grande Communications Interim System Management Agreement, the Shared Microwave Facilities Use Agreement, the Grande Trademark License Agreement, the USOL Trademark License Agreement and all other agreements entered into by the Borrower, Holdings or any of their respective Subsidiaries in connection with the Grande Communications Asset Sale.

     "Grande Communications Interim System Management Agreement" shall mean that certain Interim System Management Agreement to be entered into by the Borrower and Grande Communications, Inc. in connection with the Grande Communications Asset Sale.

     "Grande Communications Services Agreement" shall mean that certain Services Agreement, dated August 31, 2001, by and between the Borrower and Grande Communications, Inc.

     "Grande Net Sale Proceeds" shall mean all Net Sale Proceeds received by Holdings, the Borrower or any of their respective Subsidiaries, at any time, and from time to time, from the Grande Communications Asset Sale minus an aggregate sum of $556,347 that the Borrower, pursuant to a resolution of all of the partners of U.S.-Austin, dated December 2001, must allocate to Ocampo Partners, Ltd., a limited partner of U.S.-Austin; provided, that such allocation shall only be permitted to occur on the Final Closing Date (as defined in the Grande Communications Asset Sale Agreement)."

     "Grande Trademark License Agreement" shall mean that certain Grande Trademark License Agreement to be entered into by and between the Borrower and Grande Communications, Inc. in connection with the Grande Communications Assets Sale.

     "Shared Microwave Facilities Use Agreement" shall mean that certain Shared Microwave Facilities Use Agreement to be entered into by and between the Borrower and Grande Communications, Inc. in connection with the Grande Communications Assets Sale.

     "USOL Trademark License Agreement" shall mean that certain USOL Trademark License Agreement to be entered into by and between the Borrower and Grande Communications, Inc. in connection with the Grande Communications Assets Sale.

     20. Section 13.07(a) is hereby amended by (i) deleting the text "and" appearing immediately prior to the text "8.08" set forth in said Section and inserting a comma in lieu thereof and (ii) inserting the text "and 8.20 through 8.23" immediately following the text "through 8.13" appearing in said Section.

     21.  Schedule I to the Credit  Agreement is hereby amended by deleting said
Schedule in its entirety and inserting the Schedule I attached hereto in lieu thereof with the effect of reducing the Total Commitment to $25,000,000.

     22. Effective as of the Fourth Amendment Effective Date, the Banks hereby waive any Event of Default arising under Section 9.03(i) of the Credit Agreement solely as a result of the failure of the Borrower to comply with the requirements of Section 8.02 of the Credit Agreement solely in connection with the execution and delivery of the Grande Communications Asset Sale Agreement.

     23. Effective as of the Fourth Amendment Effective Date, the Banks hereby waive that certain condition precedent set forth in clause (i) of Section II(5) of the Third Amendment and hereby confirm that the Third Amendment is in full force and effect.

II.  Miscellaneous Provisions.
     ------------------------

     1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Fourth Amendment Effective Date, both immediately before (other than any Event of Default that exists immediately prior to the Fourth Amendment Effective Date as a result of the Borrower's failure to comply with Section 8.02 of the Credit Agreement and which Event of Default is waived pursuant to Section I(22) of this Amendment) and immediately after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of, or consent to, any other provision of the Credit Agreement or any other Credit Document.

     3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of the following conditions shall have been satisfied:

          (i) the Administrative Agent shall have received from Jenkens & Gilchrist P.C., special Texas counsel to the Credit Parties, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Banks and dated the Fourth Amendment Effective Date in form and substance satisfactory to the Administrative Agent, and covering such matters incident to this Amendment as the Administrative Agent may reasonably request;

          (ii) the Borrower, Holdings, each Guarantor and the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered

     (including by way of facsimile transmission) the same to the Administrative Agent as its Notice Office; and

          (iii) the Borrower shall have paid any and all outstanding legal fees and expenses due and payable to White & Case LLP, the Administrative Agent's legal counsel.

     6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans shall be fully guaranteed pursuant to the Guaranties in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Pledge Agreements and the Security Agreement.

     7. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.



                                USOL, INC.,
                                   as Borrower



                                By:
                                   ---------------------------------------------
                                      Name:
                                     Title:



                                BNP PARIBAS,
                                  as Administrative Agent, Syndication Agent and individually, as Bank



                                By:
                                   ---------------------------------------------
                                      Name:
                                     Title:



                                COAST BUSINESS CREDIT,
                                     as Bank



                                By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS
                                    BRANCHES,
                                  as Documentation Agent and individually, as Bank



                                By:
                                   ---------------------------------------------
                                      Name:
                                     Title:



                                By:
                                   ---------------------------------------------
                                      Name:
                                     Title:




















                                       -13

Each of the undersigned, each being a Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Amendment, hereby consents to the entering into of the Amendment and agrees to the provisions thereof (including, without limitation, Section 6 and 7 of Part II thereof).



                             USOL HOLDINGS, INC.,
                               as Guarantor



                             By:
                                ------------------------------------------------
                                Name:
                                Title:

                                                                      SCHEDULE I
                                                                      ----------

                                   COMMITMENTS
                                   -----------



                  Bank                                  Commitment
--------------------------------------------------------------------------------
BNP PARIBAS                                           $8,928,571.43

Deutsche Bank AG, New York and/or                     $8,928,571.43
Cayman Islands Branches

Coast Business Credit                                 $7,142,857.14
--------------------------------------------------------------------------------
Total                                                $25,000,000.00
--------------------------------------------------------------------------------

                                     ANNEX A
                                     -------

                            [Intentionally Omitted]

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                      -15-